COOPERATIVE BANKSHARES REPORTS ANNUAL EARNINGS INCREASE


     For Immediate Release: January 28, 2004

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the twelve months ended December 31, 2003, of $5,404,226 or $1.86 per diluted share, a 9.3% increase in net income over the same period last year. Net income for the twelve months ended December 31, 2002 was $4,944,497 or $1.73 per diluted share.

     Net income for the quarter ended December 31, 2003, was $1,162,930 or $0.40 per diluted share, a decrease of $142,024 or 10.9% over the same quarter last year. Net income for the quarter ended December 31, 2002 was $1,304,954 or $0.46 per diluted share.

     Net income for the quarter ended December 31, 2003, was adversely impacted by a slowdown in mortgage originations and expenses associated with multiple branch openings.

     Total assets at December 31, 2003, were $502.3 million; stockholders' equity was $43.1 million and represented 8.59% of assets.

     Cooperative Bankshares, Inc. is the parent company of Cooperative Bank. Chartered in 1898, Cooperative Bank provides a full range of financial services through 21 financial centers in Eastern North Carolina. The Bank's subsidiary, Lumina Mortgage, Inc., is a mortgage banking firm, originating and selling residential mortgage loans through offices in Wilmington, North Carolina; North Myrtle Beach, South Carolina; and Virginia Beach, Virginia.

                           For Additional Information
                           --------------------------
                       Frederick Willetts, III, President
                Todd L. Sammons, CPA, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary


          COOPERATIVE BANKSHARES, INC.
                 201 MARKET ST.                                               UNAUDITED SELECTED FINANCIAL DATA
              WILMINGTON, NC 28401                                                   NASDAQ SYMBOL: COOP

------------------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                                          12/31/03         09/30/03         06/30/03         03/31/03       12/31/02
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                             $  502,305,969   $  496,387,147   $  522,002,569   $  512,578,370   $ 504,209,577
STOCKHOLDERS'  EQUITY                                  43,143,398       42,236,592       41,021,651       39,816,314      38,448,261
DEPOSITS                                              367,071,513      362,967,228      373,627,531      375,020,415     357,254,096
BOOK VALUE (2,849,447 SHARES as of 12/31/03)                15.14            14.82            14.40            13.98           13.56

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE                       146,686          433,305          462,757          362,650         249,203
  NON-ACCRUAL LOANS                                       120,372          125,761          135,295           34,611        334,289
  FORECLOSED REO                                               --          519,320          898,800          920,643         619,163
                                                 -----------------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS                    $      267,058   $    1,078,386   $    1,496,852   $    1,317,904   $   1,202,655
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                                   12/31/03         09/30/03         06/30/03         03/31/03        12/31/02
------------------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                         3.74%            3.52%            3.62%            3.58%           3.55%
  (net interest income / average interest-earning assets)

EARNING ASSETS / LIABILITIES                              109.30%          109.60%          108.90%          108.30%         107.60%

STOCKHOLDERS' EQUITY/ASSETS                                 8.59%            8.51%            7.86%            7.77%           7.63%

------------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                         $    1,162,930   $    1,430,407   $    1,423,239   $    1,387,650   $   1,304,954
                                                 ===================================================================================

NET INCOME  PER DILUTED SHARE                      $         0.40   $         0.49   $         0.49   $         0.48   $        0.46
                                                 ===================================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                                      2,908,354        2,901,844        2,895,190        2,887,096       2,866,802
                                                 ===================================================================================

ALLOWANCE FOR LOAN LOSSES
    PROVISION                                      $      180,000   $      180,000   $      180,000   $      200,000   $     220,000
    CHARGE OFFS                                            20,260            7,517           67,402          141,804          13,547
    RECOVERIES                                              3,299              782            1,257            1,852          28,218
                                                 -----------------------------------------------------------------------------------
    BALANCE                                        $    3,447,002   $    3,283,963   $    3,110,698   $    2,996,843   $   2,936,795
                                                 ===================================================================================

Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                         DECEMBER 31,   DECEMBER 31,
                                                                             2003           2002*
                                                                         ------------   ------------
                                                                         (UNAUDITED)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                           $ 14,400,034   $ 11,858,603
  Interest-bearing deposits in other banks                                  3,993,331             --
                                                                         ------------   ------------
    Total cash and cash equivalents                                        18,393,365     11,858,603
  Securities:
    Available for sale (amortized cost of $43,180,913 in December 2003
     and $41,033,409 in December 2002)                                     43,613,112     42,075,212
    Held to maturity (estimated market value of $3,889,736 in December
     2003 and $8,009,087 in December 2002)                                  3,806,376      7,859,955
  FHLB stock                                                                4,154,400      4,054,700
  Loans held for sale                                                       6,375,275     25,659,935
  Loans                                                                   404,689,442    393,812,940
  Less allowance for loan losses                                            3,447,002      2,936,795
                                                                         ------------   ------------
    Net loans                                                             401,242,440    390,876,145
  Other real estate owned                                                          --        619,163
  Accrued interest receivable                                               1,852,366      2,239,826
  Premises and equipment, net                                               8,665,698      7,019,219
  Goodwill                                                                  1,461,543        661,543
  Other assets                                                             12,741,394     11,285,276
                                                                         ------------   ------------
          Total assets                                                   $502,305,969   $504,209,577
                                                                         ============   ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                               $367,071,513   $357,254,096
  Short-term borrowings                                                    41,416,785     61,585,827
  Escrow deposits                                                             199,433        223,604
  Accrued interest payable                                                    180,067        284,568
  Accrued expenses and other liabilities                                    2,207,003      3,320,629
  Long-term obligations                                                    48,087,770     43,092,592
                                                                         ------------   ------------
       Total liabilities                                                  459,162,571    465,761,316
                                                                         ------------   ------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                               --             --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,849,447 and 2,835,947 shares issued and outstanding                   2,849,447      2,835,947
  Additional paid-in capital                                                2,638,044      2,440,645
  Accumulated other comprehensive income                                      285,251        635,500
  Retained earnings                                                        37,370,656     32,536,169
                                                                         ------------   ------------
       Total stockholders' equity                                          43,143,398     38,448,261
                                                                         ------------   ------------
          Total liabilities and stockholders' equity                     $502,305,969   $504,209,577
                                                                         ============   ============

Book value per common share                                              $      15.14   $      13.56
                                                                         ============   ============

*Derived from audited consolidated financial statements.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                 THREE MONTHS ENDED          TWELVE MONTHS ENDED
                                                      DECEMBER 31,               DECEMBER 31,
                                                  2003          2002         2003          2002*
                                              -----------   -----------   -----------   -----------
INTEREST INCOME:
  Loans                                       $ 6,073,894   $ 6,680,379   $25,512,026   $26,611,364
  Securities                                      536,802       633,045     2,120,292     2,613,110
  Other                                             8,618         9,242        47,017        51,633
  Dividends on FHLB stock                          34,205        51,457       147,184       219,730
                                              -----------   -----------   -----------   -----------
       Total interest income                    6,653,519     7,374,123    27,826,519    29,495,837
                                              -----------   -----------   -----------   -----------

INTEREST EXPENSE:
  Deposits                                      1,591,989     2,230,605     7,290,985    10,148,866
  Borrowed funds                                  729,995     1,003,838     3,394,792     3,726,021
                                              -----------   -----------   -----------   -----------
       Total interest expense                   2,321,984     3,234,443    10,685,777    13,874,887
                                              -----------   -----------   -----------   -----------

NET INTEREST INCOME                             4,331,535     4,139,680    17,140,742    15,620,950
Provision for loan losses                         180,000       220,000       740,000       740,000
                                              -----------   -----------   -----------   -----------
       Net interest income after
        provision for loan losses               4,151,535     3,919,680    16,400,742    14,880,950
                                              -----------   -----------   -----------   -----------

NONINTEREST INCOME:
   Gain on sale of loans                          759,551     1,087,003     4,248,884     1,852,388
   Net gain on sale of securities                  50,663            --        50,663       135,182
   Service charges and fees on loans               68,574       171,038       437,589       649,074
   Deposit-related fees                           342,810       259,916     1,330,370     1,030,429
   Gain on sale of real estate                         --            --            --       464,977
   Bank-owned life insurance earnings              91,506       113,196       369,996       398,528
   Other income, net                               49,997        35,369       196,942       223,008
                                              -----------   -----------   -----------   -----------
       Total noninterest income                 1,363,101     1,666,522     6,634,444     4,753,586
                                              -----------   -----------   -----------   -----------

NONINTEREST EXPENSE:
   Compensation and fringe benefits             2,183,317     1,962,212     9,284,874     7,016,029
   Occupancy and equipment                        736,281       630,181     2,733,861     2,317,141
   Professional and examination fees              112,755       277,167       364,522       570,229
   Advertising                                    143,627       117,912       579,314       357,775
   Real estate owned                               50,532         5,041       110,209        14,300
   Other                                          560,666       457,325     1,968,061     1,612,495
                                              -----------   -----------   -----------   -----------
     Total noninterest expenses                 3,787,178     3,449,838    15,040,841    11,887,969
                                              -----------   -----------   -----------   -----------

Income before income taxes                      1,727,458     2,136,364     7,994,345     7,746,567
Income tax expense                                564,528       831,410     2,590,119     2,802,070
                                              -----------   -----------   -----------   -----------

NET INCOME                                    $ 1,162,930   $ 1,304,954   $ 5,404,226   $ 4,944,497
                                              ===========   ===========   ===========   ===========

NET INCOME PER SHARE:
   Basic                                      $      0.41   $      0.46   $      1.90   $      1.74
                                              ===========   ===========   ===========   ===========
   Diluted                                    $      0.40   $      0.46   $      1.86   $      1.73
                                              ===========   ===========   ===========   ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                        2,849,447     2,835,947     2,847,567     2,835,712
                                              ===========   ===========   ===========   ===========
   Diluted                                      2,908,354     2,866,802     2,898,907     2,859,014
                                              ===========   ===========   ===========   ===========

*Derived from audited consolidated financial statements.

COOPERATIVE BANKSHARES, INC.
AVERAGE YIELD/COST ANALYSIS

                                                                         For the quarter ended
                                                       DECEMBER 31, 2003                       DECEMBER 31, 2002
                                            --------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                    Average                                 Average
                                               Average                    Yield/        Average                    Yield/
                                               Balance      Interest       Cost         Balance      Interest       Cost
                                            -------------- ------------ ------------ -------------- ------------ -----------
Interest-earning assets:
   Interest-bearing deposits in other banks      $  3,238       $    9        1.11%       $  2,569       $    9       1.40%
   Securities:
        Available for sale                         43,632          497        4.56%         40,958          513       5.01%
        Held to maturity                            3,938           40        4.06%          8,147          121       5.94%
   FHLB stock                                       3,883           34        3.50%          4,100           51       4.98%
   Loan portfolio                                 409,009        6,074        5.94%        410,919        6,680       6.50%
                                              ------------   ----------                ------------   ----------
    Total interest-earning assets                 463,700        6,654        5.74%        466,693        7,374       6.32%

Non-interest earning assets                        31,783                                   28,427
                                              ------------                             ------------
Total assets                                     $495,483                                 $495,120
                                              ============                             ============


Interest-bearing liabilities:
   Deposits                                       338,172        1,592        1.88%        337,366        2,229       2.64%
   Borrowed funds                                  86,099          730        3.39%         96,460        1,005       4.17%
                                              ------------   ----------                ------------   ----------
    Total interest-bearing liabilities            424,271       $2,322        2.19%        433,826       $3,234       2.98%
                                                             ----------                               ----------

Non-interest bearing liabilities                   28,341                                   23,041
                                              ------------                             ------------

    Total liabilities                             452,612                                  456,867
    Stockholders' equity                           42,871                                   38,253
                                              ------------                             ------------
Total liabilities and stockholders' equity       $495,483                                 $495,120
                                              ============                             ============

Net interest income                                             $4,332                                   $4,140
                                                             ==========                               ==========

Interest rate spread                                                          3.55%                                   3.34%
                                                                          ==========                               =========

Net yield on interest-earning assets                                          3.74%                                   3.55%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                               109.3%                                  107.6%
                                                                          ==========                               =========
